                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 27, 2001


                               H.B. Fuller Company
             (Exact name of registrant as specified in its charter)



   Minnesota                       0-3488                        41-0268370
  (State of                     (Commission                   (I.R.S. Employer
Incorporation)                  file number)                 Identification No.)


1200 Willow Lake Boulevard, St. Paul, Minnesota                  55110-5101
(Address of principal executive offices)                         (Zip Code)



                                 (651) 236-5900
              (Registrant's telephone number, including area code)

Item 5. Other Events

On March 27, 2001, H.B. Fuller Company. announced its earnings for the first quarter ending March 3, 2001. A copy of the press release that discusses these matters is filed as an exhibit to, and incorporated by reference in, this report.

Item 7. Financial Statements and Exhibits.

        Exhibit 99        Press Release dated March 27, 2001

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       H.B. FULLER COMPANY
                                       Date: March 27, 2001
                                       By: /s/ Richard C. Baker
                                       Richard C. Baker
                                       Vice President, General Counsel, and
                                         Secretary